Exhibit 99.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
LOAN AGREEMENT

This Amendment No. 1 to Third Amended and Restated Loan Agreement (this “Amendment”) dated as of June 26, 2006, is entered into among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”), Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “Borrowers”), Station Casinos, Inc. (“Parent”), and Bank of America, N.A., as Administrative Agent (“Administrative Agent”), with reference to the Third Amended and Restated Loan Agreement dated as of December 15, 2005, among the Borrowers, Parent, the Lenders party thereto, and the Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

The Borrowers, Parent and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 12.2 of the Loan Agreement, hereby agree to amend the Loan Agreement as follows:

1.             Section 1.1 — Defined Terms. (a)  The following defined terms contained in Section 1.1 of the Loan Agreement are hereby amended in their entirety:

“Base Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period.

Pricing Level	Base Margin
I	0
II	0
III	0
IV	0
V	25
VI	50
VII	75

“Commitment Fee Rate” means, for each Pricing Period, the rate set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:

Applicable Pricing Level	Commitment Fee
I	20
II	25
III	25
IV	30
V	30
VI	30
VII	30

“Eurodollar Margin” means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Pricing Level for that Pricing Period:

Pricing Level	Eurodollar Margin
I	62.5
II	75.0
III	100.0
IV	125.0
V	150.0
VI	175.0
VII	200.0

“Pricing Level” means, for each Pricing Period, the pricing level set forth below opposite the Parent Leverage Ratio as of the last day of the Fiscal Quarter most recently ended prior to the commencement of that Pricing Period:

Pricing Level	Parent Leverage Ratio

I	Less than 3.00:1.00

II	Equal to or greater than 3.00:1.00 but less than 3.50:1.00

III	Equal to or greater than 3.50:1.00 but less than 4.00:1.00

IV	Equal to or greater than 4.00:1.00 but less than 4.50:1.00

V	Equal to or greater than 4.50:1.00 but less than 5.00:1.00

VI	Equal to or greater than 5.00:1.00 but less than 5.75:1.00

VII	Equal to or greater than 5.75:1.00;

provided that (a) in the event that Borrowers do not deliver a Pricing Certificate with respect to any Pricing Period prior to the commencement of such Pricing Period, then until (but only until) such Pricing Certificate is delivered the Pricing Level for that Pricing Period shall be Pricing Level VII, and (b) if any Pricing Certificate is subsequently determined to be in error, then the resulting change in the Pricing Level shall be made retroactively to the beginning of the relevant Pricing Period.

                                2.             Section 5.2 — Borrower Leverage Ratio. Section 5.2 of the Loan Agreement is hereby amended in its entirety as follows:

              5.2           Borrower Leverage Ratio. Permit the Borrower Leverage Ratio, as of the last day of any Fiscal Quarter, to be greater than (a) 4.50:1.00 during the period between June 30, 2006, through and including December 31, 2008, (b) 4.25:1.00 during the period between the

March 31, 2009, through and including December 31, 2009, and (c) 4.00:1.00 as of last day of any subsequent Fiscal Quarter.

                                3.             Section 7.5(e) — Distributions. Section 7.5(e) of the Loan Agreement is hereby amended in its entirety as follows:

(e)           Distributions consisting of the repurchase of common stock of the Parent made when no Default or Event of Default exists or would result therefrom but the other requirements of clause (d) have not been satisfied for an aggregate consideration not to exceed $1,350,000,000 during the term of this Agreement;

                                4.             Section 7.11 — Parent Leverage Ratio. Section 7.11 of the Loan Agreement is hereby amended in its entirety as follows:

              7.11         Parent Leverage Ratio. Permit the Parent Leverage Ratio, as of the last day of any Fiscal Quarter ending after the Closing Date, to be greater than the ratio set forth below opposite the date upon which, or period during which, such Fiscal Quarter ends:

Fiscal Quarters Ending:	Maximum Parent Leverage Ratio

June 30, 2006 through and including June 30, 2007	6.50:1.00

September 30, 2007 through and including June 30, 2008	6.25:1.00

September 30, 2008 through and including December 31, 2008	6.00:1.00

March 31, 2009 through and including December 31, 2009	5.50:1.00

March 31, 2010 and thereafter	5.00:1.00.

                                5.             Conditions Precedent to Amendment. The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of the following:

(a)           Counterparts of this Amendment executed by all parties hereto;

(b)           written consents of each of the Sibling Guarantors to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto;

(c)           Written consent of the Requisite Lenders as required under Section 12.2 of the Loan Agreement, substantially in the form of Exhibit B hereto; and

(d)           Such other assurances as the Administrative Agent may reasonably require.

                                6.             Representations and Warranties. Borrowers hereby represent and warrant that no Default or Event of Default has occurred and remains continuing.

                                7.             Consent of Parent. The execution of this Amendment by Parent shall constitute its consent, in its capacity as guarantor under the Third Amended and Restated Parent Guaranty dated as of December 15, 2005, to this Amendment.

                                8.             Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

                                9.             Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                                10.           Counterparts. This Amendment may be executed in any number of counterparts each of which, when taken together, will be deemed to be a single instrument.

(signature page follows)

IN WITNESS WHEREOF, Parent, the Borrowers and the Administrative Agent have executed this Amendment as of the date first above written by their duly authorized representatives.

STATION CASINOS, INC.
BOULDER STATION, INC.
LAKE MEAD STATION, INC.
PALACE STATION HOTEL & CASINO, INC.
SANTA FE STATION, INC.
SUNSET STATION, INC.
FIESTA STATION, INC.
FIESTA STATION HOLDINGS, LLC
LAKE MEAD STATION HOLDINGS, LLC
TEXAS STATION, LLC
CHARLESTON STATION, LLC

By:	/s/Glenn C. Christenson

Glenn C. Christenson,
acting as (i) Senior Vice President and Treasurer of Boulder Station, Inc., Fiesta Station, Inc., Lake Mead Station, Inc., Palace Station Hotel & Casino, Inc., Santa Fe Station, Inc., and Sunset Station, Inc. (ii) Manager of Fiesta Station Holdings, LLC and Lake Mead Station Holdings, LLC, (iii) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the member of Texas Station, LLC and the manager of Charleston Station, LLC, and (iv) as Executive Vice President and Chief Financial Officer of Station Casinos, Inc.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Donna F. Kimbrough
Name:	Donna F. Kimbrough
Title:	Assistant Vice President

Exhibit A

CONSENT OF SIBLING GUARANTORS

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005, among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Each of the undersigned hereby consents to the execution, delivery and performance by Parent and the Borrowers of Amendment No. 1 to the Third Amended and Restated Loan Agreement.

Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that the Third Amended and Restated Sibling Guaranty dated as of December 15, 2005, by the Sibling Guarantors in favor of the Administrative Agent, as amended, remains in full force and effect in accordance with its terms.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned have executed this Consent of Sibling Guarantors as of June 26, 2006 by their duly authorized representatives.

Dated:

Durango Station, Inc.
Gold Rush Station, LLC
Green Valley Station, Inc.
GV Ranch Station, Inc.
Magic Star Station, LLC
Palms Station, LLC
Rancho Station, LLC
Station California, LLC
Station Holdings, Inc.
Town Center Station, LLC
Tropicana Station, Inc.

By:	/s/ Glenn C. Christenson

Glenn C. Christenson,
acting as (i) Senior Vice President and Treasurer of Durango Station, Inc., Green Valley Station, Inc., GV Ranch Station, Inc., Station Holdings, Inc., and Tropicana Station, Inc., (ii) Manager of Town Center Station, LLC, (iii) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the manager of Gold Rush Station, LLC, Magic Star Station, LLC, and Rancho Station, LLC, (iv) Executive Vice President and Chief Financial Officer of Station Casinos, Inc., as the sole member of Palms Station, LLC, and (v) President, Chief Financial Officer and Treasurer of Station California, LLC

VISTA HOLDINGS, LLC

By:	/s/Richard J. Haskins
Richard J. Haskins, Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Bank of America N.A.
By:	/s/ Brian D. Corum
Name:	Brian D. Corum
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 22, 2006

Bank of Hawaii
By:	/s/ James Karnowski
Name:	James Karnowski
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Bank of New York
By:	/s/ Lisa Brown
Name:	Lisa Brown
Title:	Manging Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Bank of Nova Scotia
By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Bank of Scotland
By:	/s/ Karen Weich
Name:	Karen Weich
Title:	Assistant Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

JP Morgan Chase Bank, N.A.
By:	/s/ Donald S. Shokrian
Name:	Donald S. Shokrian
Title:	Managing Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 23, 2006

National City Bank of the Midwest
By:	/s/ Russell H. Liebetrau, Jr.
Name:	Russell H. Liebetrau, Jr.
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 24, 2006

Oak Brook Bank
By:	/s/ Henry Wessel
Name:	Henry Wessel
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 14, 2006

The Peoples Bank, Biloxi, Mississippi
By:	/s/ Chevis C. Swetman
Name:	Chevis C. Swetman
Title:	President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

The Royal Bank of Scotland plc
By:	/s/ Devika Anand Patil
Name:	Devika Anand Patil
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 22, 2006

BNP Paribas
By:	/s/ Janice S. H. Ho
Name:	Janice S. H. Ho
Title:	Managing Director

By:	/s/ Malina Lui
Name:	Malina Lui
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Calyon New York Branch
By:	/s/ F. Frank Herrera
Name:	F. Frank Herrera
Title:	Director

By:	/s/ Richard Laboric
Name:	Richard Laboric
Title:	Director

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Capital One N.A.
By:	/s/ Chris Haskew
Name:	Chris Haskew
Title:	Senior Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 23, 2006

The CIT Group/Equipment Financing, Inc.
By:	/s/ Scott Ploshay
Name:	Scott Ploshay
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Sovereign Bank
By:	/s/ Chris D. Wolfslayer
Name:	Chris D. Wolfslayer
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Union Bank of California, N.A.
By:	/s/ Clifford F. Cho
Name:	Clifford F. Cho
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

U.S. Bank
By:	/s/ Jennifer Mesa
Name:	Jennifer Mesa
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Wachovia Bank, National Association
By:	/s/ G. Lee Wagner, Jr.
Name:	G. Lee Wagner, Jr.
Title:	Vice President

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Wells Fargo Bank, N.A.
By:	/s/ Peitty Chou
Name:	Peitty Chou
Title:	Vice president

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Comerica West Incorporated
By:	/s/ Bryan C. Camden
Name:	Bryan C. Camden
Title:	Corporate Banking Officer

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 23, 2006

Commerzbank AG New York and Grank Cayman Branches
By:	/s/ Christian Jagenberg
Name:	Christian Jagenberg
Title:	SVP and Manager

Exhibit B

CONSENT OF LENDER

Reference is hereby made to that certain Third Amended and Restated Loan Agreement dated as of December 15, 2005 among Palace Station Hotel & Casino, Inc., a Nevada corporation (“Palace”), Boulder Station, Inc., a Nevada corporation (“Boulder”), Texas Station, LLC, a Nevada limited liability company (“Texas”), Santa Fe Station, Inc., a Nevada corporation (“Santa Fe”), Sunset Station, Inc., a Nevada Corporation (“Sunset”), Lake Mead Station Holdings, LLC, a Nevada limited liability company (“Lake Mead Holdings”), Lake Mead Station, Inc., a Nevada corporation (“Lake Mead”), Fiesta Station Holdings, LLC, a Nevada limited liability company (“Fiesta Holdings”), Fiesta Station, Inc., a Nevada corporation (“Fiesta”) and Charleston Station, LLC, a Nevada limited liability company (“Charleston” and, collectively with Palace, Boulder, Texas, Santa Fe, Sunset, Lake Mead Holdings, Lake Mead, Fiesta Holdings and Fiesta, the “ Borrowers”), Station Casinos, Inc. (“Parent”), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, (as amended, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Third Amended and Restated Loan Agreement, by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

Dated: June 26, 2006

Deutsch Bank Trust Co. Americas
By:	/s/ Brenda Casey
Name:	Brenda Casey
Title:	Director

By:	/s/ Joanna Sollman
Name:	Joanna Sollman
Title:	Assistant Vice President